UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
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Date of Report (Date of earliest event reported):  November 4, 2013

Anaren, Inc.
(Exact name of registrant as specified in its charter)

New York	000-06620	16-0928561
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6635 Kirkville Road, East Syracuse, New York	13057
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:    (315) 432-8909

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry Into a Material Definitive Agreement.

On November 4, 2013, Anaren, Inc., a New York corporation (the “Company”), announced that it had entered into an Agreement and Plan of Merger, dated as of November 4, 2013 (the “Merger Agreement”), with ANVC Holding Corp., a Delaware corporation (“Parent”) and ANVC Merger Corp., a New York corporation (“Merger Sub”).  Parent and Merger Sub are currently wholly owned subsidiaries of The Veritas Capital Fund IV, L.P. (collectively with its affiliates and co-investors, “Veritas”).

The Merger Agreement contemplates that Merger Sub will be merged with and into the Company (the “Merger”) with the Company surviving the Merger as a wholly owned subsidiary of Parent. As a result of the Merger, each share of common stock of the Company, par value $0.01 per share (the “Company common stock”), issued and outstanding prior to the effective time of the Merger (other than shares of Company common stock (i) owned by the Company or any wholly owned subsidiary of the Company, (ii) owned by Parent or any wholly owned subsidiary of Parent (including Merger Sub) and (iii) as to which shareholders have made a proper demand for appraisal pursuant to the New York Business Corporation Law) will be cancelled and converted into the right to receive $28.00 per share in cash, without interest.

The Company has made customary representations and warranties and covenants in the Merger Agreement, including among others (i) to carry on its business in the ordinary course of business during the period between the date of the Merger Agreement and the effective time of the Merger, (ii) not to engage in certain specified transactions or activities during such period without Parent’s prior consent, (iii)  not to solicit or knowingly encourage alternative transactions or, subject to certain exceptions, enter into discussions or negotiations concerning, or provide information in connection with, alternative transactions and (iv) to file a proxy statement and, unless the Merger Agreement is terminated, cause a shareholder meeting to be held regarding the approval and adoption of the Merger Agreement and the Merger.

Consummation of the Merger is subject to various customary conditions, including (i) approval and adoption of the Merger Agreement and the Merger by the Company’s shareholders, (ii) the absence of any law or order preventing, restraining, enjoining or prohibiting the Merger, (iii) subject to certain materiality exceptions, the accuracy of the representations and warranties made by Anaren and Parent, respectively, (iv) compliance by Anaren and Parent with their respective obligations under the Merger Agreement in all material respects and (v) the receipt of certain regulatory approvals.  Parent has obtained equity commitments from Veritas and has also received debt financing commitments for the transactions contemplated by the Merger Agreement, which are each subject to customary conditions.

The Merger Agreement contains certain customary termination rights for Anaren and Parent. If the Merger Agreement is terminated by Anaren under certain circumstances, Anaren would be required to pay Parent a termination fee of $11,000,000. The Merger Agreement also provides that Parent will be required to pay Anaren a reverse termination fee of $22,000,000 under certain circumstances specified in the Merger Agreement.

A copy of the press release, dated November 4, 2013, announcing the Merger Agreement is attached as Exhibit 99.1 to this Current Report on Form 8-K, and is incorporated herein by reference.  A copy of the Merger Agreement is attached as Exhibit 2.1 to this Current Report on Form 8-K, and is incorporated herein by reference.  The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement.

The Merger Agreement has been included to provide investors and security holders with information regarding its terms.  It is not intended to provide any other factual information about the Company.  The representations, warranties and covenants contained in the Merger Agreement were made only for purposes of the Merger Agreement and as of specified dates, were solely for the benefit of the parties to the Merger Agreement, and may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures exchanged between the parties in connection with the execution of the Merger Agreement.  The representations and warranties may have been made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors.  Investors are not third-party beneficiaries under the Merger Agreement and should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the Company, Parent or Merger Sub or any of their respective subsidiaries or affiliates.  Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. Forward-looking statements include, without limitation, any statement that may project, indicate or imply future results, events, performance or achievements, and may contain the words “anticipate,” “expect,” “intend,” “plan,” “believe,” “estimate,” “may,” “project,” “will,” “continue” and similar expressions of a future or forward-looking nature. Forward-looking statements may include discussions concerning revenue, expenses, earnings, cash flow, impairments, losses, dividends, capital structure, market and industry conditions, premium and commission rates, interest rates, contingencies, the direction or outcome of regulatory investigations and litigation, income taxes and the Company’s operations or strategy. These forward-looking statements are based on management’s current views with respect to future results. Forward-looking statements are based on beliefs and assumptions made by management using currently-available information, such as market and industry materials, experts’ reports and opinions, and current financial trends. These statements are only predictions and are not guarantees of future performance. Forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those contemplated by a forward-looking statement. These risks and uncertainties include, without limitation: (1) the acquisition may not be consummated in a timely manner, if at all; (2) the definitive acquisition agreement may be terminated in circumstances that require the Company to pay a termination fee or reimburse certain expenses; (3) the diversion of management’s attention from the Company’s ongoing business operations; (4) the failure of the acquiror to obtain the necessary financing to complete the acquisition; (5) the effect of the announcement of the acquisition on the Company’s business relationships, operating results and business generally; and (6) the failure to obtain the requisite approvals to the acquisition, such as shareholder approval.

Additional factors are set forth in Anaren’s filings with the SEC, including its Annual Report on Form 10-K for the year ended June 30, 2013, filed with the SEC on August 12, 2013 and its subsequent Quarterly Reports on Form 10-Q. Forward-looking statements speak only as of the date on which they are made. Anaren expressly disclaims any obligation to update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

Additional Information about the Transaction and Where to Find It

In connection with the Merger, Anaren intends to file relevant materials with the SEC, including a preliminary proxy statement and a definitive proxy statement. INVESTORS AND SHAREHOLDERS OF ANAREN ARE URGED TO READ THESE MATERIALS WHEN THEY BECOME AVAILABLE, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT ANAREN AND THE MERGER. Shareholders of Anaren can obtain more information about the proposed transaction by reviewing the Form 8-K to be filed by Anaren in connection with the announcement of the entry into the merger agreement, and any other relevant documents filed with the SEC when they become available.  The preliminary proxy statement, the definitive proxy statement and any other relevant materials (when they become available), and any other documents filed by Anaren with the SEC, may be obtained free of charge at the SEC’s web site at www.sec.gov. In addition, investors and shareholders may obtain free copies of the documents filed with the SEC by directing a written request to: Anaren, Inc., 6635 Kirkville Road, East Syracuse, New York 13057, Attention: Investor Relations. Investors and shareholders are urged to read the proxy statement and the other relevant materials when they become available before making any voting or investment decision with respect to the merger.

Participants in Solicitations

Anaren and its directors, executive officers, and other members of its management and employees may be deemed to be participants in the solicitation of proxies from the shareholders of Anaren in connection with the Merger. Information regarding Anaren's directors and executive officers and their ownership of Company common stock is set forth in the proxy statement on Schedule 14A for Anaren’s 2013 annual meeting of shareholders, which was filed with the SEC on September 20, 2013. Investors and shareholders may obtain additional information regarding the interests of such potential participants by reading the preliminary proxy statement, the definitive proxy statement and the other relevant documents filed with the SEC when they become available.

Company Stock Options

The Merger Agreement provides that, at the effective time of the Merger, each outstanding option to purchase Company common stock ("Company options") will automatically be deemed to be exercised on a net share basis (to cover both the exercise price and any withholding taxes associated with the deemed exercise) and shares of Company common stock resulting from such net exercise will be deemed issued.  Immediately after such deemed issuance, such shares of Company common stock will automatically be cancelled in exchange for a per share cash payment equal to $28.00.  On November 1, 2013, the Board of Directors passed a resolution affirming the foregoing treatment of Company options.  The Company has also agreed to take additional actions as reasonably requested by Parent to effectuate such cancellation.

Amendment to the Shareholder Protection Rights Agreement

Prior to the execution of the Merger Agreement, the Shareholder Protection Rights Agreement, dated April 8, 2011 (the "Rights Plan"), between the Company and American Stock Transfer & Trust Company, LLC, as Rights Agent, was amended on November 1, 2013 (the "Rights Plan Amendment").

The Rights Plan Amendment (i) exempts any persons that the Board of Directors approves as exempt from the Rights Plan (any such person, an "Exempt Person"), (ii) renders the rights issued pursuant to the Rights Plan inapplicable to any business combination (including a merger or consolidation), tender or exchange offer approved by the Board of Directors (any such transaction an "Exempt Transaction") and (iii) provides that in the event that any Exempt Transaction results in the cancellation, conversion or termination of any or all of the shares of Company common stock, the rights associated with such shares of Company common stock shall, without any payment, automatically terminate and be cancelled simultaneously with the cancellation, conversion or termination of such shares.

  The Board of Directors has classifed Veritas to be an Exempt Person for the purposes of the Rights Plan and the Merger to be an Exempt Transaction. Therefore, the execution, delivery and adoption of the Merger Agreement and the consummation of the Merger or any other transactions contemplated by the Merger Agreement, shall not trigger the separation or exercise of the shareholder rights or any adverse event under the Rights Plan.  Further, upon the cancellation and conversion of the shares of the Company common stock pursuant to the Merger, the rights associated therewith shall, without any payment, automatically terminate and be cancelled simultaneously.

The foregoing description of the amendment to the Rights Agreement does not purport to be complete and is qualified in its entirety by reference to the Amendment No. 1 to Rights Agreement, which is filed as Exhibit 4.1 hereto and is incorporated into this report by reference.

Item 8.01.	Other Events.

The Voting Agreement

On the same day as the Merger Agreement, Parent and certain shareholders of Anaren (the “Shareholders”) entered into a Voting Agreement (the “Voting Agreement”) pursuant to which the Shareholders have agreed to vote their respective shares of Anaren’s common stock in favor of the Merger, subject to certain exceptions. In addition, the Voting Agreement includes certain restrictions on the ability of the shareholders to transfer their shares of Anaren’s common stock before the Merger.

The Voting Agreement terminates upon the earliest of (i) the termination of the Voting Agreement by mutual written consent of Parent and such Shareholder, (ii) the termination of the Merger Agreement in accordance with its terms, and (iii) the effective time of the Merger.

The foregoing description of the Voting Agreement is qualified in its entirety by reference to the full text of the Voting Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K, and is incorporated herein by this reference.

Item 9.01.	Exhibits.

(d)          Exhibits

Exhibit No.	Exhibit Description

2.1	Agreement and Plan of Merger, dated as of November 4, 2013, among Anaren, Inc., ANVC Holding Corp. and ANVC Merger Corp.

4.1
Amendment No. 1 to Shareholder Protection Rights Agreement, dated as of November 1, 2013, to the Shareholder Protection Rights Agreement dated as of April 8, 2011 between Anaren, Inc. and American Stock Transfer & Trust Company.

10.1	Voting Agreement, dated as of November 4, 2013, by and among ANVC Holding Corp. and the shareholders of the Company listed therein.

99.1	Press Release dated November 4, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

DATE:  November 4, 2013
ANAREN, INC.

By:   /s/ Lawrence A. Sala
Name:   Lawrence A. Sala
Title:     President and Chief Executive Officer

Exhibit Index

Exhibit No.	Exhibit Description

2.1	Agreement and Plan of Merger, dated as of November 4, 2013, among Anaren, Inc., ANVC Holding Corp. and ANVC Merger Corp.

4.1
Amendment No. 1 to Shareholder Protection Rights Agreement, dated as of November 1, 2013, to the Shareholder Protection Rights Agreement dated as of April 8, 2011 between Anaren, Inc. and American Stock Transfer & Trust Company.

10.1	Voting Agreement, dated as of November 4, 2013, by and among ANVC Holding Corp. and the shareholders of the Company listed therein.

99.1	Press Release dated November 4, 2013.